UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2026

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41903	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St.

Austin, Texas 78702

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 21, 2026, T1 Energy Inc. (the “Company”) filed with the Securities and Exchange Commission an automatic shelf registration statement on Form S-3ASR (File No. 333-292857) (the “Registration Statement”). On October 30, 2026, the Company filed a prospectus supplement (the “Resale Prospectus Supplement”) pursuant to the Registration Statement covering the resale of shares of its common stock, par value $0.01 per share (the “common stock”), issuable upon conversion of the additional $50.0 million aggregate principal amount of the Company’s 4.75% Convertible Senior Notes due 2031 (the “Convertible Notes”) that were issued to the selling stockholder named in the Resale Prospectus Supplement the (the “Selling Stockholder”) on September 30, 2026 under the indenture, dated as of July 31, 2026, between the Company and U.S. Bank Trust Company, National Association, as trustee. The shares of common stock registered for resale pursuant to the Resale Prospectus Supplement consist of 13,440,860 shares of common stock that may be issued to the Selling Stockholder upon the conversion of such Convertible Notes, assuming physical settlement will apply to all such conversions and including the maximum number of make-whole shares that may be issued pursuant to the terms of the Convertible Notes as described in the Resale Prospectus Supplement.

The filing of the Resale Prospectus Supplement is not itself a sale of securities by the Selling Stockholder and does not necessarily mean that the Convertible Notes held by the Selling Stockholder will be converted into shares of common stock or that the Selling Stockholder will choose to sell any shares of common stock. If any shares of common stock are sold by the Selling Stockholder, the Company would not receive any proceeds from that sale. No securities will be issued or sold by the Company pursuant to the Resale Prospectus Supplement.

The Company is filing this current report to provide the legal opinion as to the validity of the shares of common stock covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are provided as part of this report:

Exhibit No.	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

T1 Energy Inc.

By:	/s/ Joseph Evan Calio
	Name:	Joseph Evan Calio
	Title:	Chief Financial Officer

Dated: October 30, 2026

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